UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 13, 2002 (May 2, 2002)


                        American Soil Technologies, Inc.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


            000-22855                                     95-4780218
     (Commission File Number)                  (IRS Employer Identification No.)


                  215 N. Marengo, Suite 110, Pasadena, CA 91101
                    (Address of principal executive offices)


                                 (626) 793-2435
                           (Issuer's telephone number)


                                       N/A
                   (Former name, address and telephone number)

ITEM 5. OTHER EVENTS

On May 2, 2002, Neil Kitchen submitted his resignation as President and CEO and Carl Ranno submitted his resignation as Secretary of American Soil Technologies, Inc. (the "Company"). The Board of Directors of the Company accepted the resignations. The Board of Directors of the Company then nominated: (i) Carl Ranno to act as President and Chief Executive Officer; (ii) Neil Kitchen to act as Vice President as well as General Manager of the Company's Soil Wash Division; and (iii) Diana Visco to act as Secretary of the Company. The nominations were accepted by the individuals and approved by the Board of Directors. Ken Lew remains in the position of Chief Financial Officer of the Company. Mr. Kitchen and Mr. Ranno continue their positions on the Company's Board of Directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN SOIL TECHNOLOGIES, INC.


                                   /s/ Carl P. Rannos
                                   ---------------------------------------
                                   BY: Carl P. Ranno
                                   ITS: President, Chief Executive Officer

Date: May 6, 2002